              Oppenheimer Principal Protected Main Street Fund(R)
                  Supplement dated September 7, 2007 to the
                     Prospectus dated December 15, 2006

     This  supplement  amends  the  Prospectus  dated  December  15,  2006.  The
Prospectus  is  revised  by  deleting  the  section  "How the Fund is  Managed,"
beginning on page 29, in its entirety and replacing it with the following:

   How the Fund is Managed

     THE MANAGER. The Manager, OppenheimerFunds,  Inc., serves as the investment adviser to the Fund and to the Underlying  Fund. The Manager  chooses the Fund's investments  and handles its day-to-day  business.  The Manager  carries out its duties,  subject to the  policies  established  by the Fund's Board of Trustees,
under   an   investment   advisory   agreement   that   states   the   Manager's
responsibilities.  The agreement  sets the fees the Fund pays to the Manager and describes  the  expenses  that the Fund is  responsible  to pay to  conduct  its business.

     The Manager has been an investment  advisor since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $250 billion in assets as of June 30, 2007,  including other Oppenheimer funds with more than 6 million shareholder accounts.  The Manager is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008.

     Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager a  management  fee at an annual  rate of 0.50% per annum of the  average annual net assets of the Fund reduced by the amount of advisory fees paid to the
Manager by the  Underlying  Fund relating to the Fund's  assets  invested in the
Underlying  Fund.  However,  the management fee shall not be reduced below zero.
That fee will apply during the Warranty Period and the Post-Warranty  Period. If during  the  Warranty  Period  100% of the  Fund's  assets  are  completely  and irreversibly  invested in the debt  portfolio,  the  advisory  fee will be at an annual rate of 0.25% of the average  annual net assets of the Fund,  and if that occurs  the  Manager  will  further  reduce  its  management  fee to the  extent necessary  so that total  annual  operating  expenses  of the Fund  (other  than
Extraordinary Expenses such as litigation costs) do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.55% for Class N shares.  However,  if this  reduction in the management fee is not sufficient to reduce  total  annual  operating  expenses to these  limits,  the Manager is not required to subsidize  Fund expenses to assure that expenses do not exceed those limits.  Furthermore,  if expenses  exceed these  expense  limits,  the Warranty
Amount will be reduced by any  expenses  that exceed those  limits.  The Manager voluntarily  waived its management fee during the Offering Period.  In addition, during the  Warranty  Period the  manger  has  voluntarily  agreed to reduce the management fee payable by the Fund by 0.00833% per month in any month  following a month where the Fund's  average  daily  equity  allocation  was less than 10%.
Those voluntary undertakings may be amended or eliminated at any time.

     A discussion regarding the basis for the Board of Trustees' approval of the
Fund's  investment  advisory  contract is  available  in the Fund's  Semi-Annual
Report to shareholders for the semi-annual period ended February 28, 2007.

     Portfolio Managers.  The Fund's portfolio is managed by Angelo Manioudakis,
Rudi W. Schadt and Sergei V.  Polevikov  who are primarily  responsible  for the day-to-day management of the Fund's investments.

     Mr. Manioudakis has been a Vice President and portfolio manager of the Fund since  May 2003.  He has been a Senior  Vice  President  of the  Manager  and of
HarbourView  Asset  Management  Corporation  since  April 2002 and a Senior Vice
President of OFI Institutional  Asset Management,  Inc. since June 2002. He is a portfolio  manager  and  officer  of other  portfolios  in the  OppenheimerFunds complex.  Mr.  Manioudakis  was  Executive  Director and  portfolio  manager for
Miller,  Anderson & Sherrerd, a division of Morgan Stanley Investment Management from August 1993 through April 2002.

     Mr.  Schadt has been a Vice  President  and  portfolio  manager of the Fund since August 2004. He has been a Vice  President,  Director of Equity  Analytics and Risk in Product  Design and Risk  Management of the Manager  since  February
2002  and  is a  portfolio  manager  and  officer  of  other  portfolios  in the
OppenheimerFunds  complex. Prior to joining the Manager in February 2002, he was a Director and Senior  Quantitative  Analyst from 2000 through 2001 at UBS Asset
Management and an Associate  Director,  Senior  Researcher and Portfolio Manager
from June 1997 to August 2000 at State Street Global Advisors.

     Mr. Polevikov has been an Assistant Vice President and portfolio manager of the Fund since August 2007. He has been an Assistant Vice President of OFI since
April 19,  2004 and is a senior  research  analyst  as well as a member of OFI's
Product Design and Equity Risk Analytics  teams.  He is a portfolio  manager and officer of other portfolios in the  OppenheimerFunds  complex.  Prior to joining
OFI, Mr. Polevikov was an Economic Research Analyst for the Federal Reserve Bank
of Dallas from May 1997 to August 1999.

     The Statement of Additional  Information  provides  additional  information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

     PORTFOLIO   HOLDINGS.   The  Fund's  portfolio  holdings  are  included  in
semi-annual  and annual reports that are distributed to shareholders of the Fund within 60 days  after the close of the  period  for which  such  report is being made.  The Fund also  discloses  its  portfolio  holdings in its  Statements  of
Investments  on Form N-Q,  which  are filed  with the  Securities  and  Exchange
Commission  (the  "SEC") no later  than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC.
Therefore,  portfolio  holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

     A description  of the Fund's  policies and  procedures  with respect to the disclosure  of the  Fund's  portfolio  securities  is  available  in the  Fund's
Statement of Additional Information.

September 7, 2007                                                PS0676.004